UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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FOOT LOCKER, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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N E W S   R E L E A S E

Contact:	James R. Lance
Vice President,
Corporate Finance and
Investor Relations
Foot Locker, Inc.
(212) 720-4600

FOOT LOCKER, INC. TO HOLD VIRTUAL 2020 ANNUAL MEETING OF SHAREHOLDERS

NEW YORK, NY, May 8, 2020 – Foot Locker, Inc. (NYSE: FL), the New York-based specialty athletic retailer, announced today that in response to continued public health precautions regarding in-person gatherings given the Coronavirus (COVID-19) pandemic, and to support the health and well-being of our shareholders, employees, and communities, the Company will hold its 2020 Annual Meeting of Shareholders in a virtual-only format, solely by means of remote communication, instead of an in-person meeting. As previously announced, the meeting will begin at 9:00 AM EDT on Wednesday, May 20, 2020. However, the 2020 Annual Meeting will no longer be held at NYC33, 125 West 33rd Street, New York, New York 10001, but rather will be held virtually, with attendance via the internet. Shareholders will not be able to physically attend the 2020 Annual Meeting. The virtual meeting and live audio webcast can be accessed at www.virtualshareholdermeeting.com/FL2020.

We have designed the format of the 2020 Annual Meeting to provide shareholders the same rights and opportunities to participate as they would at an in-person meeting.

As described in the previously-distributed proxy materials for the 2020 Annual Meeting, you are entitled to attend and vote at the 2020 Annual Meeting if you held shares of our Common Stock as of the close of business on the record date, March 23, 2020. The items of business are the same as set forth in the Notice of 2020 Annual Meeting of Shareholders and Proxy Statement, dated April 9, 2020, previously mailed or made available to shareholders entitled to vote at the 2020 Annual Meeting.

Access to the Audio Webcast of the Annual Meeting. The live audio webcast of the 2020 Annual Meeting will begin promptly at 9:00 a.m. EDT. Online access to the audio webcast will open shortly prior to the start of the 2020 Annual Meeting to allow time for you to log-in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time.

Log-in Instructions. To be admitted to the 2020 Annual Meeting, you will need to log-in to www.virtualshareholdermeeting.com/FL2020 using the 16-digit control number found on the proxy card, voting instruction form, notice of internet availability, or email previously sent to shareholders entitled to vote at the 2020 Annual Meeting. The virtual meeting platform is supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and mobile phones) running the latest version of the applicable software and plugins. Access to the virtual meeting platform will open shortly prior to the start of the 2020 Annual Meeting to allow time for you to log-in and test your device’s browser.

Technical Assistance. A support line will be available on the meeting website shortly prior to, and during, the 2020 Annual Meeting to assist shareholders with any technical difficulties they may have accessing or hearing the virtual meeting.

Voting Prior to or at the Annual Meeting. An online portal is available to shareholders at www.proxyvote.com where you can view and download our proxy materials and 2019 Annual Report and vote your shares in advance of the 2020 Annual Meeting. You may vote your shares during the 2020 Annual Meeting (up until the closing of the polls) by following the instructions available at

Foot Locker, Inc. 330 West 34th Street, New York, NY 10001

www.virtualshareholdermeeting.com/FL2020 during the meeting. The proxy card and voting instruction form included with the previously distributed proxy materials (or notice of internet availability) will not be reissued and may continue to be used to vote shares in connection with the 2020 Annual Meeting.

Whether or not you plan to attend the 2020 Annual Meeting, we urge you to vote promptly in advance of the meeting by using one of the methods described in the previously distributed proxy materials for the Annual Meeting.

Submitting Questions at the Annual Meeting. This year’s shareholders Q&A session will include questions submitted both live and in advance. Shareholders may submit a question in advance of the meeting by emailing the Company at ir@footlocker.com. Live questions may be submitted online shortly prior to, and during, the 2020 Annual Meeting by logging in with the 16-digit control number at www.virtualshareholdermeeting.com/FL2020. We will answer questions during the 2020 Annual Meeting that are pertinent to the Company as time permits and in accordance with our rules of conduct for the 2020 Annual Meeting.

Foot Locker, Inc. leads sneaker and youth culture around the globe through a portfolio of brands including Foot Locker, Lady Foot Locker, Kids Foot Locker, Champs Sports, Eastbay, Footaction, Runners Point, and Sidestep. With 3,129 retail stores in 27 countries across North America, Europe, Asia, Australia, and New Zealand, as well as websites and mobile apps, the Company's purpose is to inspire and empower youth culture around the world, by fueling a shared passion for self-expression and creating unrivaled experiences at the heart of the global sneaker community. Foot Locker, Inc. has its corporate headquarters in New York. For additional information please visit www.footlocker-inc.com.

Disclosure Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws. Other than statements of historical facts, all statements which address activities, events, or developments that the Company anticipates will or may occur in the future, including, but not limited to, such things as future capital expenditures, expansion, strategic plans, financial objectives, dividend payments, stock repurchases, growth of the Company’s business and operations, including future cash flows, revenues, and earnings, and other such matters, are forward-looking statements. These forward-looking statements are based on many assumptions and factors which are detailed in the Company’s filings with the U.S. Securities and Exchange Commission.

These forward-looking statements are based largely on our expectations and judgments and are subject to a number of risks and uncertainties, many of which are unforeseeable and beyond our control. For additional discussion on risks and uncertainties that may affect forward-looking statements, see “Risk Factors” disclosed in the 2019 Annual Report on Form 10-K. Any changes in such assumptions or factors could produce significantly different results. The Company undertakes no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise.

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